UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASPS	The Nasdaq Stock Market LLC
Cash Exercise Stakeholder Warrants	ASPSZ	The Nasdaq Stock Market LLC
Net Settle Stakeholder Warrants	ASPSW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
Altisource Portfolio Solutions S.A. (the “Company”) is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2025 (the “Original Form 8-K”) solely for the purpose of correcting the inadvertent transposition of the trading symbols of the Company’s Cash Exercise Stakeholder Warrants and Net Settle Stakeholder Warrants on the cover page of the Original Form 8-K. Except for the correction to the trading symbols on the cover page, no other changes have been made to the disclosure provided in the Original Form 8-K. The disclosures in the Original Form 8-K are included in this Amendment No. 1 in their entirety.

Item 7.01 Regulation FD Disclosure.
On May 23, 2025, Altisource Portfolio Solutions S.A. (the “Company”) issued a press release announcing that it will effect a consolidation of its shares (also known as a reverse stock split) at a ratio of 1-for-8, effective as of 12:01 a.m. CET on May 28, 2025 (the “Share Consolidation”).
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Altisource Portfolio Solutions S.A. dated May 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer